Staff costs	12 Months Ended
Dec. 31, 2025
Staff costs
Staff costs

18. Staff costs

	2025	2024	2023*
Wages and salaries	322,237	243,629	176,815
Social charges and insurances	27,902	26,843	19,572
Value of share-based services (note 14)	6,848	17,544	29,921
Retirement benefit (note 20)	32,243	(45,425)	12,219
Total staff costs	389,230	242,591	238,527

During the twelve-month period December 31, 2025, staff costs recognized in continuing operations increased to CHF 0.4 million, primarily due to more full-time employees. During the same periods ended December 31, 2023 and 2024, staff costs recognized as continuing operations remained stable around CHF 0.2 million.

During the twelve-month periods ended December 31, 2023 and 2024, staff costs recognized as discontinued operations amounted to CHF 5.1 million and CHF 1.4 million, respectively (note 22).